EXHIBIT 10.1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 2 TO PHARMACEUTICAL MANUFACTURING AND SUPPLY AGREEMENT

This AMENDMENT NO. 2 (this “Amendment”), dated this 19th day of June,  2015 to the Pharmaceutical Manufacturing and Supply Agreement dated January 8, 2010, as amended  (collectively, the “Agreement”), is made by and between AMAG Pharmaceuticals, Inc. (“AMAG”) and Patheon Manufacturing Services LLC  (as assignee from DPI Newco LLC as assignee from DSM Pharmaceuticals, Inc.) (hereinafter “PMSLLC”).

WITNESS:

WHEREAS, DSM Pharmaceuticals, Inc. and AMAG have previously entered into and executed the Pharmaceutical Manufacturing and Supply Agreement dated January 8, 2010 (the “Agreement”); and

WHEREAS, AMAG has consented to the assignment of the Agreement from DSM Pharmaceuticals, Inc. to DPI Newco LLC effective as of March 11, 2014 and thereafter to Patheon Manufacturing Services LLC effective as of May 30, 2014;  and

WHEREAS, Patheon and AMAG desire to amend the Agreement through this Amendment No.2.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, Patheon and AMAG agree to amend the Agreement as follows:

1.	Section 5.5 of the Agreement is hereby amended so that the reference to “[***]” is replaced with “[***]”.

2.

Product Price.  The parties recognize and agree that the manufacture of the Product will be transferred from Patheon’s Steriles South facility to Patheons Steriles North facility as provided in the letter from Patheon to AMAG dated July 14, 2014 and the scope of work annexed to such letter entitled “Feraheme for North Line 1 Scope of Work” revised July 15, 2014 (hereinafter, “Tech Transfer SOW”).    The parties acknowledge and agree that AMAG is paying the agreed upon costs in the Tech Transfer SOW in accordance with the terms therein.  The Tech Transfer SOW is annexed hereto as Exhibit A for ease of reference.  The parties also acknowledge and agree that the Product Price for Batches of Product manufactured in the Steriles South facility prior to the completion of the transfer to Steriles North shall differ from the Product Price for Batches of Product manufactured in the Steriles North facility once the technical transfer is completed.  Effective January 1, 2015, the Product Pricing in Annex 1 shall be deleted and replaced with the following:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“For Batches of Product manufactured in the Steriles South facility from January 1, 2015 through December 31, 2015, the Product Price per vial per Batch is as follows:

Material Number	Material Description	ZTP2 Price (qty based)	Special Considerations (ie. DOM determines validity start date, tiered pricing, batches per run, etc)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

For Batches of Product, including PV Batches, manufactured in the Steriles North facility from January 1, 2015 through December 31, 2015, the Product Price per vial per Batch is as set forth in Section 1.3.1 of the Tech Transfer SOW.”

The Product Prices shall at all times be subject to adjustment as provided in Article 8 of the Agreement.

3.	Section 11.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Term.  Unless sooner terminated pursuant to the terms hereof, the term of this Agreement shall commence on the Effective Date and shall continue in force and effect until December 31, 2020 (“Term”).”

4.	The Quality Agreement attached to Annex 3 of the Agreement is hereby replaced with the updated Quality Agreement between the parties dated November 24, 2014.

5.	Except as amended herein, all other terms, covenants, and conditions of the Agreement shall remain in full force and effect.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.	Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

7.

Modification.  This Amendment may be supplemented, amended or modified only by the mutual agreement of the parties.  No supplement, modification, or amendment of this Amendment shall be binding unless it is in writing and signed by both parties.

8.

Entire Agreement.  This Amendment together with the Agreement constitutes the final, complete and exclusive statement of the agreement between the parties and supersedes any and all prior and contemporaneous understandings or agreements of the parties.

IN WITNESS WHEREOF,  the parties hereto have executed this Amendment by and through their duly authorized representatives, effective as of the day and date first written above.

Patheon Manufacturing Services LLC

/s/ Christine James	9/25/15
Name/title: Christine James	Date
Director, Business Management

AMAG Pharmaceuticals, Inc.

/s/ Frank E. Thomas	7/14/2015
Name/title: Frank E. Thomas	Date
President and Chief Operating Officer

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

TECH TRANSFER SOW

[***]